FIRST AMENDMENT TO LOAN AGREEMENT AND GUARANTY

         This First Amendment to Loan Agreement and Guaranty (this "AMENDMENT"), dated as of July 9, 1999, is made by and among OAIC BUSH STREET, LLC, a Delaware limited liability company (the "BORROWER"), SALOMON BROTHERS REALTY CORP., a New York corporation (the "LENDER"), and OCWEN PARTNERSHIP, L.P., a Virginia limited partnership (the "GUARANTOR") (each, a "PARTY" and collectively, the "PARTIES") and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "COLLATERAL AGENT").

                                R E C I T A L S :

         The Lender, the Borrower and the Collateral Agent are parties to a Loan Agreement, dated as of April 7, 1998 (the "LOAN AGREEMENT"), pursuant to which the Lender agreed, subject to the terms and conditions set forth in the Loan Agreement, to make a loan to the Borrower as provided in the Loan Agreement. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement, as amended hereby.

         As a condition to the effectiveness of the Loan Agreement, the Guarantor, as a 100% beneficial owner of the Borrower, has made the Guaranty of Payment in favor of the Lender, dated as of April 8, 1998, pursuant to which the Guarantor guaranteed the repayment of a portion of the Loan to the Lender (the "GUARANTY").

         The Parties wish to amend the Loan Agreement and the Guaranty as provided herein.

         NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows, effective as of the date hereof:

         SECTION 1.  AMENDMENTS.

         1.1 The Loan Agreement is hereby amended by deleting Section 2.1(c) thereof in its entirety.

         1.2 Section 11(b) of the Guaranty is hereby amended by replacing the amount of "$200 million" with "$175 million".

         SECTION 2.  COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE BORROWERS.

         2.1 Except as expressly amended by Section 1 hereof, the Loan Agreement and the Guaranty remain unaltered and in full force and effect. Each Party hereby reaffirms all terms and covenants made in the Loan Documents as amended hereby.

         2.2 Each of the Borrower and the Guarantor hereby represents and warrants to the Lender that (a) this Amendment constitutes the legal, valid and binding obligation of the Borrower and the Guarantor, enforceable against the Borrower and the Guarantor in accordance with its terms, and (b) the execution and delivery by the Borrower and the Guarantor of this Amendment has been duly

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authorized by all requisite limited partnership or limited liability company, as applicable, action on the part of each of the Borrower and the Guarantor and will not violate any provision of the organizational documents of any of the Borrower and the Guarantor.

         2.3 Each of the Borrower and the Guarantor hereby represents and warrants to the Lender that, as of the date hereof, to the best of such Borrower's or Guarantor's, as applicable, knowledge, no Event of Default has occurred and is continuing, and that no Event of Default will occur as a result of the execution, delivery and performance by the Borrower or Guarantor of this Amendment.

         2.4 Each of the Borrower and Guarantor hereby agrees that a breach of any of the representations and warranties made herein shall constitute an Event of Default under Section 7.1 of the Loan Agreement, subject to the notice and cure provisions provided therein.

         SECTION 3.  EFFECT UPON LOAN DOCUMENTS.

         3.1 Except as specifically set forth herein, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. All references to the "Loan Agreement" in the Loan Documents shall mean and refer to the Loan Agreement as modified and amended hereby.

         3.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

         SECTION 4.  GOVERNING LAW.

         THIS AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES.

         SECTION 5.  COUNTERPARTS.

         This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.




                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties hereto caused this Amendment to be executed as of the day and year first above written.

         LENDER:

         SALOMON BROTHERS REALTY CORP., a New York corporation


         By:     /s/ JOHN A. CAVANAUGH
                 ---------------------
         Name:       John A. Cavanaugh
         Title:      Authorized Agent

         BORROWER:

         OAIC BUSH STREET, LLC, a Delaware limited liability company

         By: Ocwen Partnership, L.P., a Virginia limited partnership, its sole member

              By:  Ocwen General, Inc., its general partner



                   By:     /s/ RICHARD DELGADO
                           ------------------------------
                   Name:       Richard Delgado
                   Title:      Vice President & Treasurer

         GUARANTOR:

         OCWEN PARTNERSHIP, L.P. a Virginia limited partnership

         By:  Ocwen General, Inc., its general partner


              By:     /s/ MARK ZEIDMAN
                      ----------------
              Name:       Mark Zeidman
              Title:      CFO

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         COLLATERAL AGENT:

         LASALLE BANK NATIONAL ASSOCIATION.,
         a national banking association



         By:     /s/ THOMAS F. QUINLAN, JR.
                 --------------------------
         Name:       Thomas F. Quinlan, Jr.
         Title:      Trust Officer


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